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                        AIM INVESTMENT SECURITIES FUNDS

                      LIMITED MATURITY TREASURY PORTFOLIO

                              INSTITUTIONAL SHARES


                       Supplement dated December 28, 1995
                   to the Statement of Additional Information
                            dated November 17, 1995



Effective January 2, 1996, the net asset value per share (or share price) of the Fund will be determined as of the close of trading of the New York Stock Exchange (generally 4:00 p.m. Eastern Time) on each business day of the Fund. For purposes of determining net asset value per share, futures and options contract closing prices which are available 15 minutes after the close of trading of the New York Stock Exchange will generally be used.